OTHER CURRENT LIABILITIES AND OTHER NON-CURRENT LIABILITIES (Details 1) - Other Current Liabilitiesand Other Non Current Liabilities [Member] - Medmen Enterprises Inc. [Member] - USD ($)	Jun. 26, 2021	Jun. 27, 2020
Deferred Gain on Sale of Assets (1)(2)	$ 3,598,084	$ 4,164,713
Other Long Term Liabilities	50,820	50,820
Total Other Non-Current Liabilities	$ 3,648,904	$ 4,215,533